UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2020

GCI LIBERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock, par value $0.01 per share	GLIBA	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock, par value $0.01 per share	GLIBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On March 27, 2020, GCI Liberty, Inc. (the “Company”) announced that it will be holding its Annual Meeting of Stockholders on Tuesday, May 19, 2020, at 8:30 a.m., M.D.T. Stockholders wishing to nominate a director or present a proposal to be considered at the annual meeting must submit a written notice to the Corporate Secretary of the Company on or before April 6, 2020 at its executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112. In addition, any stockholder proposals submitted for inclusion in the Company's proxy materials for the annual meeting must be received by the Corporate Secretary on or before April 6, 2020 and will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, the Company's charter and bylaws and Delaware law.

The disclosure in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01.                Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 27, 2020
101.INS	Inline XBRL Instance Document- the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020

GCI LIBERTY, INC.

By:      /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President